UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): February 3, 2005


                             THOMAS EQUIPMENT, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


          Delaware                     333-44586               58-3565680
          --------                     ---------              ------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


     1818 North Farwell Avenue, Milwaukee, WI                53202
     ----------------------------------------               -------
     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700

                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 3, 2005, Thomas Equipment, Inc. (the "Company"), through its wholly-owned subsidiary, Thomas Equipment 2004 Inc., entered into an agreement with Hyundai Heavy Industries Co., Ltd. ("Hyundai"), pursuant to which the Company was engaged as the sole and exclusive supplier of private label skid loaders, accessories and parts to be sold by Hyundai throughout the world. The products will be painted and labeled pursuant to the directions of Hyundai. Hyundai reserved the right to also sell its own brand of skid steers and related products. The products will be sold to Hyundai at specified prices which are subject to increase on an annual basis. The Company has agreed to stock replacement parts and accessories for a period of at least 10 years. The initial term of the agreement with Hyundai shall be for two years and will be automatically renewed for successive terms of one year, unless either party provides a written notice of termination at least three months prior to the termination date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit
Number                                    Description
--------------------------------------------------------------------------------
10.1                Agreement by and between Hyundai Heavy Industries Co., Ltd.
                    and Thomas Equipment 2004 Inc., dated as of February 3, 2005

99.1                Press release dated as of February 7, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THOMAS EQUIPMENT, INC.


Date: February 8, 2005                             /s/ CLIFFORD RHEE
                                                   -----------------------------
                                                   Clifford Rhee,
                                                   President


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